Exhibit (16)


                                  ARMADA FUNDS


                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Robert D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  January 5, 2004


/s/ Robert D. Neary
-------------------
Robert D. Neary

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:  January 4, 2004



/s/ John F. Durkott
-------------------
John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED:  January 13, 2004


/s/ Richard W. Furst
--------------------
Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  January 4, 2004


/s/ Robert J. Farling
---------------------
Robert J. Farling

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  January 5, 2004


/s/ J. William Pullen
---------------------
J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.



DATED:  January 27, 2004


/s/ Herbert R. Martens, Jr.
---------------------------
Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  January 2, 2004


/s/ Gerald L. Gherlein
----------------------
Gerald L. Gherlein

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John G. Breen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  January 4, 2004


/s/ John G. Breen
-----------------
John G. Breen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Kathleen
A. Obert, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  January 5, 2004


/s/ Kathleen A. Obert
---------------------
Kathleen A. Obert